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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 1999



                             CONEXANT SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE                      000-24923                   25-1799439
(STATE OR JURISDICTION       (COMMISSION FILE NUMBER)           (IRS EMPLOYER
  OF INCORPORATION)                                          IDENTIFICATION NO.)


                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 483-4600


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 18, 1999, Conexant Systems, Inc. ("Conexant" or the "Company"), a Delaware corporation, Maker Communications, Inc. ("Maker"), a Delaware corporation, and Merlot Acquisition Corporation ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of Conexant, entered into an Agreement and Plan of Merger, dated as of December 18, 1999 (the "Merger Agreement"), pursuant to which, among other things, Maker will merge with and into Merger Sub, with Maker as the surviving corporation (the "Merger"). The total consideration for the acquisition of Maker will be approximately $990 million, to be paid in the form of 0.66 share of common stock, par value of $1.00 per share, of Conexant in exchange for each share of Maker common stock, par value of $0.01 per share.

The transaction is subject to customary regulatory approvals and the approval of Maker's shareholders. Holders of approximately 35% of Maker's outstanding common stock have executed agreements to vote their shares in favor of the transaction.

The press release announcing this transaction is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

The required financial statements are not currently available. Pursuant to paragraph (a) (4) of Item 7, the required financial statements will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.

(b)      Proforma Financial Information

The required pro forma financial information is not currently available. Pursuant to paragraph (b) (2) of Item 7, the required proforma financial information will be filed as soon as practicable, but not later than 60 days after the date this Form 8-K is required to be filed.

(c)      Exhibits

99.1 Press Release dated December 20, 1999 relating to a definitive agreement for the acquisition of Maker Communications, Inc. by Conexant Systems, Inc.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CONEXANT SYSTEMS, INC.
                                        (Registrant)

Date: January 4, 2000                   By   /s/    DENNIS E. O'REILLY
                                             -----------------------------------
                                             Dennis E. O'Reilly
                                             Senior Vice President,
                                             General Counsel and Secretary


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

  99.1 Press Release dated December 20, 1999 relating to a definitive agreement for the acquisition of Maker Communications, Inc. by Conexant Systems, Inc.